UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                              DATAMILL MEDIA CORP.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
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    4)   Date Filed:
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
                 THIS INFORMATION STATEMENT IS BEING PROVIDED TO
                  YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              DATAMILL MEDIA CORP.
                         1205 Hillsboro Mile, Suite 203
                         Hillsboro Beach, Florida 33062

                              INFORMATION STATEMENT

                                 August 30, 2011

GENERAL INFORMATION

     This Information Statement of Datamill Media Corp., a Nevada corporation ("Company"), has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14 (c) of the Securities Exchange Act of 1934, as amended ("Exchange Act") on or about August 30, 2011, to our shareholders of record as of the close of business on August 24, 2011 ("Record Date"), to notify such shareholders that on August 24, 2011 (i) the Company's Board of Directors approved an amendment to our Articles of Incorporation to increase the authorized shares of our capital stock to 500,000,000 shares and to effect a forward stock split on our issued and outstanding shares of Common Stock on the ratio of 10 shares for one share, subject to shareholder approval;
(ii) our Board of Directors set August 24, 2011, as the record date for shareholders entitled to vote on the amendment and the stock split; and (iii) the Company received the written consent in lieu of a special meeting of shareholders from a shareholder holding 10,201,350 shares of our Common Stock representing approximately 66.6% of our total voting stock ("Majority Shareholder"), approving of the Company amending the Articles of Incorporation to increase the number of authorized shares of capital stock to 500,000,000 and effecting the forward stock split described above.

     While the above actions have been approved by a majority of our outstanding shares in accordance with Nevada Corporate Law, the rules of the Securities and Exchange Commission provide that the above actions cannot take effect until at least 20 days after this information statement has first been sent to our shareholders. We anticipate that the actions contemplated hereby will be effected on or about the close of business on September 19, 2011.

   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

     The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other similar persons to forward this Information Statement to the beneficial owners of our voting securities, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     You are being provided with this Information Statement pursuant to Section 14 (c) of the Exchange Act and Regulation 14C promulgated thereunder, and, in accordance therewith, the amendment to our Articles of Incorporation and the forward stock split will not become effective until at least 20 calendar days after the mailing of this Information Statement.

                             ADDITIONAL INFORMATION

      The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, we file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room at 100 F Street,, N.E., Washington, D.C. 20549. You should call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings will also be available to the public at the SEC's web site at http://www.sec.gov.

      You may request, and we will voluntarily provide, a copy of our filings, including our annual report, which will contain audited financial statements, at no cost to you, by writing or telephoning us at the following address and telephone number:

                              Datamill Media Corp.
                         1205 Hillsboro Mile, Suite 203
                         Hillsboro Beach, Florida 33062

                            Telephone: (954) 876-1181

     The following documents as filed with the Commission by the Company are incorporated herein by reference:

     1.   Annual  Report on Form 10-K for the  fiscal  year ended  December  31,
          2010;

     2.   Form 10-Q for the quarter ended March 31, 2011; and

     3.   Form 10-Q for the quarter ended June 30, 2011.

                          OUTSTANDING VOTING SECURITIES

     The holders of our Common Stock are entitled to one vote per share. As of August 24, 2011, we had 15,325,000 shares of Common Stock issued and outstanding

     On the Record Date, persons entitled to cast 10,201,350 votes (or 66.6% of total votes entitled to be cast) voted to approve the above described election of directors and other corporate actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

     To our knowledge, the following table sets forth, as of August 24, 2011, information regarding the ownership of our common stock by:

     *    Persons who own more than 5% of our common stock

     *    each of our directors and each of our executive officers; and

     *    all directors and executive officers as a group.

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
                                                      Amount and
                                                      Nature of
      Name and Address                 Title Of       Beneficial     Percent of
     of Beneficial Owner                Class           Owner           Class
     -------------------                -----           -----           -----

Vincent Beatty                      Common Stock      10,201,350        66.6%
1205 Hillsboro Mile, Suite 203
Hillsboro Beach, Florida 33062

Officers and Directors as a
 Group (1 person)                   Common Stock      10,201,350        66.6%

     There are no arrangements or understandings among the entities and individuals referenced above or their respective associates concerning election of directors or other any other matters which may require shareholder approval.

                  THE APPROVAL OF AN AMENDMENT TO OUR ARTICLES
       OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK AND EFFECT A 10 SHARES TO ONE SHARE FORWARD STOCK SPLIT

ACTION NO. 1

OVERVIEW

     The Company currently has authorized capital stock of 150,000,000 shares of Common Stock. On August 24, 2011, our Board of Directors and the shareholder holding a majority of the voting rights in the Company, approved an amendment to the Articles of Incorporation to increase the number of outstanding shares of our capital stock to 500,000,000 and to effect a 10 shares for one share forward stock split

REASONS FOR ACTION NO. 1

     The Company believes that it needs to have the additional authorized shares of Common Stock in case it enters into an acquisition or merger transaction. In addition, the Company believes that the forward stock split will result in greater liquidity in the shares of our Common Stock.

DILUTIVE EFFECT OF INCREASING OUR AUTHORIZED SHARES OF COMMON STOCK AND ISSUING A SUBSTANTIAL NUMBER OF SHARES UPON EFFECTIVENESS OF THE FORWARD STOCK SPLIT AND IN THE EVENT OF AN ACQUISTION OR MERGER TRANSACTION

     By increasing our authorized shares of Common Stock and issuing a substantial number of shares of our Common Stock upon effectiveness of the forward stock split and in the event of an acquisition or merger transaction, our shareholders will suffer from substantial percentage dilution to their share holdings in our Company.

AUTHORIZED SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE

     Since the Company is increasing the authorized shares of Common Stock, the Company will have more authorized (but unissued) shares to issue in the future. The additional shares of Common Stock that will become available for issuance could be used by our management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the shareholders or in which the shareholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the increase in our authorized Common Stock has been prompted by business and financial considerations, shareholders nevertheless should be aware that approval of the proposal could facilitate future efforts by our management to deter or prevent a change in control of the Company.

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
NO APPRAISAL OR DISSENTER'S RIGHTS

     Under Nevada Law, shareholders are not entitled to appraisal or dissenter's rights with respect to the proposed amendment to the Articles of Incorporation to effect an increase in our authorized Common Stock or with respect to the forward stock split and we will not independently provide shareholders with any such right.

POTENTIAL ANTI-TAKEOVER EFFECT

     Although the increased proportion of authorized but unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that could dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company, the increase in our authorized Common Stock is not being undertaken in response to any effort of which the Board of Directors is aware to accumulate shares of the Common Stock or obtain control of the Company. The Board of Directors does not currently contemplate the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

     Release No. 34-15230 of the Staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device. However, the purpose of the increase in our authorized Common Stock is to have additional shares available for equity sales and acquisitions and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that could favored by a majority of the independent shareholders, the Company has no intent or plan to employ the resulting additional unissued authorized shares as an anti-takeover device.

APPROVAL OF ACTION NO. 1

     The Majority Shareholder has approved the amendment to our Articles of Incorporation to effect an increase of our authorized shares of Common Stock to 500,000,000 shares and to effect a 10 shares for one share forward stock split on our issued and outstanding shares of Common Stock. The number of shares voted to approve the plan was sufficient under Nevada corporate law.

                                 By Order of the Board of Directors


                                 /s/ Vincent Beatty
                                 -----------------------------------------------
Date: August 30, 2011            Vincent Beatty,
                                 Director, President and Chief Executive Officer


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
                                   APPENDIX A

                                   EXHIBIT "A"
                                       TO
                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                              DATAMILL MEDIA CORP.


     Article 3 of the Articles of Incorporation is hereby amended to read in its entirety as follows:

                                   "Article 3.

Number of Shares with Par Value The aggregate number of shares which this Corporation shall have authority to issue is 500,000,000) shares of Common Stock, par value $0.001 per share. "


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